UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22920

The Advisors’ Inner Circle Fund III

(Exact name of registrant as specified in charter)

One Freedom Valley Drive

Oaks, PA 19456

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: July 31, 2019

Date of reporting period: January 31, 2019

Item 1.	Reports to Stockholders.

A copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act or 1940, as amended (the “Act”) (17 CFR § 270.30e-1), is attached hereto.

The Advisors’ Inner Circle Fund III

GQG Partners Emerging Markets Equity Fund

GQG Partners US Select Quality Equity Fund

SEMI-ANNUAL REPORT	JANUARY 31, 2019

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Funds or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Funds electronically by contacting your financial intermediary, or, if you are a direct investor, by calling 1-866-362-8333.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or you can contact your financial intermediary to inform it that you wish to continue receiving paper copies of your shareholder reports. If you invest directly with the Funds, you can inform the Funds that you wish to continue receiving paper copies of your shareholder reports by calling 1-866-362-8333. Your election to receive reports in paper will apply to all funds held with your financial intermediary if you invest through a financial intermediary or all GQG Partners Funds if you invest directly with the Funds.

Investment Adviser:

GQG Partners LLC

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
JANUARY 31, 2019 (Unaudited)

The Funds files their complete schedule of investments with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov, and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds uses to determine how to vote proxies relating to Fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-362-8333; and (ii) on the SEC’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
JANUARY 31, 2019 (Unaudited)

LETTER TO SHAREHOLDERS (Unaudited)

Dear Shareholders:

When 2018 started, few investors anticipated the challenging global market environment that would unfold throughout the year. Even as the year progressed, I didn’t hear any one suggest that December 2018 would be the worst December the US stock market had experienced since World War II. With such a dramatic decline in developed markets in Q4, it’s not surprising that the MSCI Emerging Markets Index was down double digits for the year. However, we are required to invest in the market environment we’re given, not the one we want, and adapting to the dynamic market environment was essential in navigating global markets in 2018.

Regarding our performance, for the 6-month period ending January 31, 2019, the Emerging Markets fund trailed the benchmark by 1.60%. The relative underperformance was driven by a rally in more cyclical sectors, such as energy and industrials, which despite their underperformance in Q4 2018, generally performed well over the 6 month period.

Even though our Emerging Markets fund trailed the benchmark, since the inception our US Equity fund on 9/28/18, the fund outperformed its respective benchmark by 3.06%. Outperformance in the US was driven by stock selection, primarily in the consumer staples, health care and information technology sectors.

Below, we will dive into more details on the drivers of returns for each fund, as well as talk about how the year ended after all the action! Given the dramatic increase in volatility over the last few weeks of calendar year 2018, I also want to offer some color regarding the current market environment, how that could impact our portfolios, and the outlook for 2019. So far, as we look at the overall earnings picture and the macro headwinds, we feel that we should lean in favor of slightly greater certainty rather than paying for better growth.

POSITIONED FOR UNCERTAINTY

Our current positioning clearly reflects a level of environmental uncertainty. We are data dependent and, at the moment, the data suggests that the earnings growth estimates are higher than they should be, especially when you consider the impact of the Trade War, which is not only hurting both China and the US, but also (though less frequently mentioned) Europe.

For example, news that Apple is cutting its forecast amid weaker sales in China might have come as a surprise to many in recent weeks, but I find that this may not be an isolated issue. In fact, I don’t see Apple as the problem, but rather the symptom of a problem.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
JANUARY 31, 2019 (Unaudited)

Given this increased uncertainty, I feel that dependability of earnings can be far more valuable than growth, given growth’s vulnerability to downward revisions. Investors need to be careful not to focus too much on valuation either, as most of the lower-multiple names are exposed to cyclical risks.

Throughout 2018, we shifted some positioning across the two funds into names which we believe have greater stability of earnings, such as select consumer staples and utilities, as rising rates led to these names’ underperformance until October. Given that we always seek visibility on growth, this is what the market was offering us at the time that met both our earnings visibility requirement and offered attractive valuations. While this certainly benefited us in the fourth quarter, I want to emphasize that we are, in my view, conservatively positioned as usual, and we believe that in any stock market rally driven primarily by companies that appear “cheap” on a price-to-earnings or price-to-book value basis, our portfolios would lag on the upside. Even though our positioning consistently reflects the highly uncertain environment we’re given, we remain data-driven, and as the data shifts, we expect to continue to adapt.

MACRO RISKS: A SWITCH-OFF

As most of you are very aware, I have used macro as a switch-off over the last 10-plus years, having learned from my mistakes during the Global Financial Crisis (GFC). While it remains unchanged that we wouldn’t buy a company because of good macro prospects, we will (and have) reduced exposures to areas based on deteriorating data points. 2018 is a very good example of that.

In our emerging markets fund, we reduced our exposure to Chinese technology generally and semiconductors specifically, as we moved through this changing cycle. Technology in general, due to greater regulatory uncertainty, and semiconductors specifically, given weaker earnings prospects driven by both the trade war and a reduction in overall demand. Additionally, because technology companies in China are large end users of servers and semiconductor-related products, the combination of trade uncertainty combined with an increasing regulatory burden has slowed capital expenditure, making the space less attractive than it was previously.

In our US fund, we reduced our exposure to banks generally, given a flattening yield curve and the negative impact lower yields would tend to have on bank margins. However, in financials, we maintained our exposures to exchanges, given their more diversified earnings streams and less reliance on US rates.

I feel that this is part and parcel of quality investing. It’s too convenient (and not very profitable, I might add) to say macro doesn’t matter — nobody lives in a vacuum. While we are definitely not sitting back making big macro calls, we incorporate macro data in assessing the earnings risk of our companies. We believe simply buying cheap assets or solely focusing on faster growth doesn’t work; we believe the macro regime in which companies operate matters.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
JANUARY 31, 2019 (Unaudited)

THE FED

With the US Federal Reserve transitioning from quantitative easing (QE) to quantitative tightening (QT) and continuing on their path to rate normalization throughout 2018, I believe we’re finally starting to see the effects in market action when excess liquidity begins to dry up.

Despite the stated purpose of extraordinary monetary policy — primarily to shore up the banking system — we know that QE from the GFC had the knock-on effect of driving equity markets higher. We also know that maintaining interest rates near the zero bound for nearly a decade incentivized many corporations to load up on cheap debt, driving total non-financial debt-to-GDP above pre-GFC levels.

So if QE has simply increased the present value of long-dated cash flows by lowering the discount rate, what happens when this process reverses? While there are many differences between investing and a hard science such as physics, I can’t help but recall Newton’s third law, which states that for every action, there is an equal and opposite reaction. Additionally, in my more than two decades of managing portfolios, we have never experienced a time where we’ve had to navigate such a massive unwinding of monetary stimulus, so the level of uncertainty created by such a regime change is incredibly high. With this unwinding as our backdrop, comparing this period to — or extrapolating from — the post-WWII era can be a little dangerous, as a lot of value managers have found out to their dismay over the last decade!

In addition to all the uncertainty created by the changing monetary regime, when we look back on the events around the world in 2018 unrelated to central banks — from trade wars to yellow vest protests, Italian exit risk to on again/off again Brexit discussions — there is much to be concerned about. We feel the markets seem to be underappreciating those issues. Geopolitical risks are higher than we’ve experienced in quite some time and one needs to incorporate those risks when building a portfolio. While no one can predict the impact of all this uncertainty, maybe we can prepare for it.

REGULATORY RISK IN CHINA

I feel there is increased regulatory risk in China’s private sector and that is being underappreciated by the markets, as profitability of a number of industries could be in jeopardy.

For example, we saw a regulatory chokehold on video game approvals that extended for months in 2018, ultimately clouding the prospects for Chinese technology heavyweights including Tencent Holdings Ltd., which derived 60% of its revenue from online games in the previous year. As of early January 2019, they are still waiting for the approvals.

In another example of increased scrutiny, the passage of China’s E-Commerce Law in 2018 after years of delay established that online retailers are indeed subject to taxes. Once implemented, the move could have profound implications for China’s e-commerce sector. Regulators also have tightened the screws on internet finance companies, ride-hailing service providers and online

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
JANUARY 31, 2019 (Unaudited)

news publishers. Collapse of peer-to-peer (P2P) lending also will have ramifications, as a lot of easy credit has now been sucked out of the system. All of this has been compounded by the trade war that even once “settled,” we feel, will create longer term negative implications for a whole host of businesses (including but not limited to demand for technology products).

DEVELOPED MARKETS VERSUS EMERGING MARKETS DIVERGENCE

From day one, our focus has been on building a comprehensive global firm. I feel running emerging markets makes us better developed market investors and vice versa. In order to accomplish our mission as a global equity firm, we do not have a singular focus in any one market and we believe that our process works across the global investable universe.

We’ve previously highlighted the “seesaw” effect of performance from one strategy to another. However, our emerging markets fund, while seeing a turnaround in performance in Q4, has not performed as well as our other portfolios.

As is often the case, style plays an important role in investment returns. When comparing the performance of the MSCI Emerging Markets Index to the broader MSCI ACWI, more cyclical oriented sectors outperformed in emerging markets. For example, energy was the only emerging markets sector posting a positive return on a total return basis in 2018, with three sectors falling by at least 20%. With a couple of exceptions, the four best and worst performing sectors are nearly mirror images of one another, with energy, materials and industrials outperforming in emerging markets, but underperforming in developed markets. Given our quality bias, we will tend to be underweight those sectors in general and it’s hard to outperform on the upside when those sectors perform relatively well. It’s also critical to keep in mind how vastly different many of the growth stories are for the emerging markets sectors relative to their developed market brethren. For example, emerging markets financials are much more of a secular growth story whereas developed markets financials are much more cyclical. Given that backdrop, you probably won’t be shocked to know that we’re far more interested in emerging markets banks than their developed markets peers and our positioning reflects that (overweight Indian financials).

I could go on and on discussing the different dynamics of the markets we operate in and the companies we track; after all, those are two of our favorite subjects. Suffice it to say that we are clearly not satisfied with our performance in emerging markets, but believe that our approach will be borne out over time.

Finally, to wrap up my remarks, I want to switch gears just a bit and give you something to ponder in 2019.

LASTING IMPRESSIONS

If you’ve made it this far, you know that the last several months have been marked by a lot of cross currents (some good, some bad). We outlined several events that investors in this changing market environment should be worried about.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
JANUARY 31, 2019 (Unaudited)

Regardless of the market environment we’re given, borrowing a line from former economic policy advisor to President George W. Bush, Dr. Pippa Malmgren, our focus can be summed up as “preparation, not prediction.” There are very few variables that we can control, but compounding wealth over time requires that we focus on mitigating risk by constructing portfolios that capture quality characteristics that have the potential to navigate many different types of market environments.

I’m incredibly proud of the ship we’re continuing to build here at GQG Partners and despite the overall market uncertainty, we have many things to be thankful for. Your support is chief among them. Please know we will never stop evolving. This business is the most competitive in the world and it requires a perpetual curiosity about the world and an eye toward the future to continue to deliver results on behalf of our clients. We are in the business of winning the compound growth war over time, so we’re much more focused on winning from cycle to cycle rather than month to month or even year to year. Rest assured that we are co-invested with you over the long term and we will continue investing in GQG Partners to make the client experience exceptional in every way.

Thank you for your trust in what we’re doing and thank you for being a part of GQG Partners.

Rajiv Jain

Chairman and Chief Investment Officer

GQG Partners LLC

January 2019

Important information

This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice regarding any given investment.

There are risks involved with investing in mutual funds, including loss of principal. The Fund invests in foreign securities, which involve greater volatility and political, economic, and currency risks and differences in accounting methods. It also invests in emerging markets, which involve unique risks, such as exposure to economies less diverse and mature than the US or other more established markets. The Fund in non-diversified.

Index returns are for illustrative purposes only. Index performance returns do not reflect any management fees, transaction costs or expenses. Indices are unmanaged and one cannot invest directly in an index.

Past performance does not guarantee future results.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
JANUARY 31, 2019 (Unaudited)

Definition of the Comparative Index

MSCI Emerging Markets Index (Primary Benchmark for the GQG Partners Emerging Market Equity Fund) captures large and mid-cap representation across 24 Emerging Markets countries. With 843 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.

MSCI All Country World (Net) Index (MSCI ACWI) (Primary Benchmark for the GQG Partners US Select Quality Equity Fund) The MSCI All Country World (Net) Index (MSCI ACWI) is a global equity index, which tracks stocks from 23 developed and 24 emerging markets countries. Developed countries include Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US. Emerging markets countries include: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. With 2,758 constituents (as of December 31, 2018), the index covers approximately 85% of the global investable equity opportunity set.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
EMERGING MARKETS EQUITY FUND
JANUARY 31, 2019 (Unaudited)

SECTOR WEIGHTING †

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 91.5%

	Shares	Value
BRAZIL — 3.2%
Cia de Transmissao de Energia Eletrica Paulista	413,049	$8,913,413
Equatorial Energia	452,243	10,943,566
Itau Unibanco Holding ADR	736,902	7,840,637
Transmissora Alianca de Energia Eletrica	1,005,656	7,100,437

		34,798,053

CHINA — 13.7%
Beijing Enterprises Holdings	1,077,784	6,105,433
China Mobile	1,934,845	20,293,594
China Petroleum & Chemical, Cl H	14,115,609	11,818,924
China Tower, Cl H * (A)	130,612,572	27,964,510
Guangdong Investment	8,932,343	17,029,815
Jiangsu Hengrui Medicine, Cl A	603,542	5,314,914
Kweichow Moutai, Cl A	181,568	18,672,626
PetroChina, Cl H	11,786,266	7,600,457
Ping An Insurance Group of China, Cl H	1,138,335	11,010,951
Shanghai International Airport, Cl A	1,469,498	10,804,004
Wuliangye Yibin, Cl A	1,439,646	12,946,186

		149,561,414

HONG KONG — 15.1%
AIA Group	4,745,086	42,633,026
CK Infrastructure Holdings	3,233,931	26,109,005
CLP Holdings	1,247,690	14,445,899

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
EMERGING MARKETS EQUITY FUND
JANUARY 31, 2019 (Unaudited)

COMMON STOCK — continued

	Shares	Value
HONG KONG (continued)
Hang Seng Bank	447,511	$10,242,902
Hong Kong Exchanges & Clearing	497,377	15,466,373
Link REIT	3,051,929	33,449,207
MTR	3,956,729	22,086,320

		164,432,732

INDIA — 24.3%
Bajaj Finance	143,460	5,193,869
HDFC Bank	166,599	4,872,295
HDFC Bank ADR	494,442	48,564,093
Housing Development Finance	2,399,366	64,854,067
Infosys	2,383,182	25,116,902
Infosys ADR	2,495,037	26,946,400
Kotak Mahindra Bank	1,054,004	18,610,314
Reliance Industries	2,042,646	35,245,121
Tata Consultancy Services	828,484	23,462,452
United Breweries	615,475	12,364,886

		265,230,399

INDONESIA — 7.2%
Bank Central Asia	24,429,045	49,260,214
Bank Rakyat Indonesia Persero	59,613,989	16,426,113
Sarana Menara Nusantara	210,717,500	12,743,338

		78,429,665

MALAYSIA — 0.6%
IHH Healthcare	4,615,096	6,309,702

MEXICO — 3.0%
America Movil ADR, Cl L	799,049	12,824,736
Fomento Economico Mexicano ADR	170,030	15,476,131
Wal-Mart de Mexico	1,893,785	4,999,137

		33,300,004

NETHERLANDS — 4.7%
Heineken	233,415	20,992,619
Unilever	574,136	30,729,287

		51,721,906

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
EMERGING MARKETS EQUITY FUND
JANUARY 31, 2019 (Unaudited)

COMMON STOCK — continued

	Shares	Value
RUSSIA — 2.0%
Polyus PJSC GDR	117,551	$4,901,877
Sberbank of Russia PJSC	5,034,562	16,753,988

		21,655,865

SINGAPORE — 1.7%
Ascendas Real Estate Investment Trust	3,734,714	7,610,245
Singapore Exchange	1,859,061	10,562,768

		18,173,013

SOUTH KOREA — 6.2%
Korea Gas *	90,253	4,388,341
KT ADR *	1,063,248	14,694,087
Macquarie Korea Infrastructure Fund	1,176,646	10,448,265
Samsung Electronics	140,310	5,819,716
Samsung Fire & Marine Insurance	66,328	16,274,250
SK Telecom	67,135	15,567,186

		67,191,845

TAIWAN — 0.9%
Chailease Holding	468,254	1,745,347
Taiwan Semiconductor Manufacturing	1,057,143	7,728,600

		9,473,947

THAILAND — 6.8%
Airports of Thailand	1,064,310	2,350,561
Bangkok Dusit Medical Services, Cl F	8,821,896	6,663,895
Bangkok Dusit Medical Services	12,682,798	9,580,348
CP ALL	8,950,147	22,273,311
Electricity Generating	1,379,960	11,572,362
Kasikornbank NVDR	1,765,686	11,303,103
Thai Beverage	19,164,102	10,404,042

		74,147,622

UNITED KINGDOM — 2.1%
Coca-Cola HBC	675,363	22,725,316

Total Common Stock (Cost $935,497,149)		997,151,483

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
EMERGING MARKETS EQUITY FUND
JANUARY 31, 2019 (Unaudited)

PARTICIPATION NOTES — 1.6%

	Shares	Value
CHINA — 1.6%
Kweichow Moutai, Expires 3/31/2020 *	122,802	$12,513,405
Wuliangye Yibin, Expires 3/31/2020 *	561,664	5,004,570

Total Participation Notes (Cost $17,904,880)		17,517,975

PREFERRED STOCK — 1.3%

	Shares	Value

BRAZIL — 1.3%
Itausa - Investimentos Itau , 55.50% (Cost $9,398,268)	3,708,057	13,741,838

Total Investments— 94.4% (Cost $962,800,297)		$1,028,411,296

Percentages	are based on Net Assets of $1,089,618,045.

*	Non-income producing security.
(A)

Securities sold within terms of a private placement memorandum, exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other “accredited investors.” These securities have been determined to be liquid under guidelines established by the board of Trustees.

ADR	—	American Depositary Receipt
Cl	—	Class
GDR	—	Global Depositary Receipt
NVDR	—	Non-Voting Depository Receipt
REIT	—	Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
EMERGING MARKETS EQUITY FUND
JANUARY 31, 2019 (Unaudited)

The following is a summary of the inputs used as of January 31, 2019 in valuing the Fund’s investments carried at value:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock
Brazil	34,798,053	—	—	34,798,053
China	149,561,414	—	—	149,561,414
Hong Kong	164,432,732	—	—	164,432,732
India	265,230,399	—	—	265,230,399
Indonesia	78,429,665	—	—	78,429,665
Malaysia	6,309,702	—	—	6,309,702
Mexico	33,300,004	—	—	33,300,004
Netherlands	51,721,906	—	—	51,721,906
Russia	21,655,865	—	—	21,655,865
Singapore	18,173,013	—	—	18,173,013
South Korea	67,191,845	—	—	67,191,845
Taiwan	—	9,473,947	—	9,473,947
Thailand	74,147,622	—	—	74,147,622
United Kingdom	22,725,316	—	—	22,725,316

Total Common Stock	$987,677,536	$9,473,947	$—	997,151,483

Participation Note
China	—	17,517,975	—	17,517,975
Preferred Stock	13,741,838	—	—	13,741,838

Total Investments in Securities	$1,001,419,374	$26,991,922	$—	$1,028,411,296

Changes in valuation techniques may result in transfers in or out of an investment’s assigned level within the hierarchy during the reporting period. Changes in the classification between Level 1 and Level 2 occur primarily when foreign equity securities are fair valued using other observable market-based inputs in place of closing exchange prices due to events occurring after foreign market closures or foreign market holidays.

Transfers, if any, between levels are considered to have occurred as of the end of each reporting period for purposes of this report. Comparing this reporting period ending on January 31, 2019 to the prior period end July 31, 2018, there were transfers $7,728,600 from Level 1 to Level 2 resulting from the fair valuation of foreign equity securities on January 31, 2019.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
US SELECT QUALITY EQUITY FUND
JANUARY 31, 2019 (Unaudited)

SECTOR WEIGHTING†

† Percentages based on total investments.

SCHEDULE OF INVESTMENTS

COMMON STOCK — 97.1%

	Shares	Value
NETHERLANDS — 1.9%
Unilever	3,920	$209,759

UNITED KINGDOM — 3.2%
AstraZeneca ADR	9,596	351,022

UNITED STATES — 92.0%

Communication Services — 5.6%
Alphabet, Cl C *	543	606,189

Consumer Staples — 12.1%
Coca-Cola	7,850	377,820
Mondelez International, Cl A	4,830	223,436
Procter & Gamble	7,390	712,913

		1,314,169

Financials — 8.3%
Berkshire Hathaway, Cl B *	794	163,199
CME Group, Cl A	1,695	308,965
Intercontinental Exchange	5,537	425,020

		897,184

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
US SELECT QUALITY EQUITY FUND
JANUARY 31, 2019 (Unaudited)

COMMON STOCK — continued

	Shares	Value

Health Care — 23.8%
Abbott Laboratories	6,781	$494,877
Becton Dickinson and Co.	2,332	581,741
Intuitive Surgical *	308	161,281
Merck	3,173	236,166
Stryker	1,274	226,224
Thermo Fisher Scientific	583	143,226
UnitedHealth Group	2,764	746,833

		2,590,348

Information Technology — 24.9%
Adobe*	1,476	365,782
Automatic Data Processing	3,825	534,888
Mastercard, Cl A	2,691	568,151
Microsoft	6,043	631,071
salesforce.com*	690	104,859
ServiceNow*	422	92,849
Visa, Cl A	3,078	415,561

		2,713,161

Utilities — 17.3%
American Electric Power	4,207	332,858
Atmos Energy	2,911	284,201
CMS Energy	6,359	331,558
Fortis	7,913	282,336
NextEra Energy	2,461	440,469
UGI	3,746	213,634

		1,885,056

Total Common Stock (Cost $10,154,085)		10,566,888

Total Investments— 97.1% (Cost $10,154,085)		$10,566,888

Percentages	are based on Net Assets of $10,885,944.

*	Non-income producing security.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
US SELECT QUALITY EQUITY FUND
JANUARY 31, 2019 (Unaudited)

ADR	—	American Depositary Receipt
Cl	—	Class

As of January 31, 2019, all of the Fund’s investments were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP.

For the period ended January 31, 2019, there have been no transfers between Level 1 and Level 2, or Level 2 and Level 3 securities.

For information on the Fund’s policy regarding valuation of investments, fair value hierarchy levels and other significant accounting policies, please refer to the Fund’s most recent financial statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
JANUARY 31, 2019 (Unaudited)

STATEMENT OF ASSETS AND LIABILITIES

	GQG Partners Emerging Markets Equity Fund	GQG Partners US Select Quality Equity Fund
Assets:
Investments, at Value (Cost $962,800,297 and $10,154,085)	$1,028,411,296	$10,566,888
Foreign Currency, at Value (Cost $202,071 and –)	202,590	–
Cash	55,330,472	269,935
Receivable for Capital Shares Sold	11,986,811	–
Dividend Receivable	1,787,654	11,353
Unrealized Gain on Spot Foreign Currency Contracts	3,419	–
Reclaim Receivable	715	–
Deferred Offering Costs (Note 2)	–	58,567
Receivable from Investment Advisor	–	20,501
Other Prepaid Expenses	49,098	–

Total Assets	1,097,772,055	10,927,244

Liabilities:
Payable for Investment Securities Purchased	5,535,141	–
Accrued Foreign Capital Gains Tax on Appreciated Securities	1,147,574	–
Payable to Investment Adviser	707,029	–
Payable for Capital Shares Redeemed	574,337	16,304
Payable to Administrator	68,409	7,219
Chief Compliance Officer Fees Payable	2,953	15
Unrealized Loss on Foreign Spot Currency Contracts	2,448	–
Shareholder Servicing Fees Payable, Investor Shares	1,625	230
Audit Fee Payable	25,044	10,115
Other Accrued Expenses and Other Payables	89,450	7,417

Total Liabilities	8,154,010	41,300

Net Assets	$1,089,618,045	$10,885,944

Net Assets Consist of:
Paid-in Capital	$1,148,867,046	$10,755,743
Total Distributable Earnings/(Loss)	(59,249,001)	130,201

Net Assets	$1,089,618,045	$10,885,944

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
JANUARY 31, 2019 (Unaudited)

	GQG Partners Emerging Markets Equity Fund	GQG Partners US Select Quality Equity Fund
Investor Shares:
Net Assets	$10,606,835	$331,695
Outstanding Shares of beneficial interest (unlimited authorization — no par value)	899,139	34,373
Net Asset Value, Offering and Redemption Price Per Share	$11.80	$9.65

Institutional Shares:
Net Assets	$1,070,484,108	$10,312,241
Outstanding Shares of beneficial interest (unlimited authorization — no par value)	90,540,907	1,066,990
Net Asset Value, Offering and Redemption Price Per Share	$11.82	$9.66

R6 Shares:
Net Assets	$8,527,102	$242,008
Outstanding Shares of beneficial interest (unlimited authorization — no par value)	721,323	25,039
Net Asset Value, Offering and Redemption Price Per Share	$11.82	$9.67

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
FOR THE PERIOD ENDED
JANUARY 31, 2019 (Unaudited)

STATEMENT OF OPERATIONS

	GQG Partners Emerging Markets Equity Fund	GQG Partners US Select Quality Equity Fund*
Investment Income:
Dividends	$6,814,273	$28,713
Interest	365,208	2,553
Less: Foreign Taxes Withheld	(632,979)	(279)

Total Investment Income	6,546,502	30,987

Expenses:
Investment Advisory Fees	4,405,047	9,645
Administration Fees	377,983	28,644
Shareholder Serving Fees, Investor Shares	10,380	467
Trustees’ Fees	9,084	28
Chief Compliance Officer Fees	3,711	15
Custodian Fees	125,847	1,404
Transfer Agent Fees	106,061	22,899
Registration and Filing Fees	37,055	414
Legal Fees	27,831	44
Printing Fees	13,410	607
Audit Fees	12,594	10,116
Offering Costs	–	30,387
Other Expenses	21,852	2,868

Total Expenses	5,150,855	107,538

Less:
Waiver of Investment Advisory Fees	(169,569)	(9,645)
Reimbursement of Operating Expenses	–	(86,046)

Net Expenses	4,981,286	11,847

Net Investment Income	1,565,216	19,140

Net Realized Loss on:
Investments	(77,864,621)	(288,649)
Forward Foreign Currency Contracts	(377,542)	–
Foreign Currency Transactions	(342,571)	–

Net Realized Loss	(78,584,734)	(288,649)

Net Change in Unrealized Appreciation (Depreciation) on:
Investments	40,810,724	412,803
Accrued Foreign Capital Gains Tax on appreciated securities	1,197,603	–
Foreign Currency Translation	(3,097)	–

Net Change in Unrealized Appreciation (Depreciation)	42,005,230	412,803

Net Realized and Unrealized Gain/(Loss) on Investments and Foreign Currency Transactions	(36,579,504)	124,154

Net Increase/Decrease in Net Assets Resulting from Operations	$(35,014,288)	$143,294

*	Commenced operations on September 28, 2018.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
EMERGING MARKETS EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS
	Six Months Ended January 31, 2019 (Unaudited)	Year Ended July 31, 2018
Operations:
Net Investment Income	$1,565,216	$4,644,544
Net Realized Loss on Investments and Foreign Currency Transactions	(78,584,734)	(41,874,583)
Net Change in Unrealized Appreciation on Investments, accrued foreign capital gains tax on appreciate securities and Foreign Currency Translation	42,005,230	8,399,961

Net Decrease in Net Assets Resulting From Operations	(35,014,288)	(28,830,078)

Distributions(1)	–	–
Investor Shares	(51,676)	(11,557)
Institutional Shares	(7,530,755)	(1,215,032)
R6 Shares	(47,997)	(1,014)

Total Distributions	(7,630,428)	(1,227,603)

Capital Share Transactions (2) :
Investor Shares
Issued	4,283,091	12,475,296
Reinvestment of Distributions	51,355	11,205
Redeemed	(3,099,766)	(4,140,798)

Net Investor Shares Transactions	1,234,680	8,345,703

Institutional Shares
Issued	499,979,541	813,614,890
Reinvestment of Distributions	5,034,434	496,879
Redeemed	(320,925,385)	(58,270,393)

Net Institutional Shares Transactions	184,088,590	755,841,376

R6 Shares
Issued	3,831,976	6,666,702
Reinvestment of Distributions	47,997	1,014
Redeemed	(714,978)	(693,615)

Net R6 Shares Transactions	3,164,995	5,974,101

Net Increase in Net Assets From Capital Share Transactions	188,488,265	770,161,180

Total Increase in Net Assets	145,843,549	740,103,499

Net Assets:
Beginning of Period	943,774,496	203,670,997

End of Period(3)	$1,089,618,045	$943,774,496

(1)	Current year presentation of distributions conforms with S-X Disclosure Simplification. Prior year distributions have been consolidated to conform with S-X Disclosure Simplification (See Note 10).
(2)	See Note 7 in Notes to Financial Statements.
(3)	Includes undistributed net invested income of $3,147,050 as of the year ended July 31, 2018. The SEC eliminated the requirement to disclose undistributed net income on November 5, 2018.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
US SELECT QUALITY EQUITY FUND

STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended January 31, 2019* (Unaudited)
Operations:
Net Investment Income	$19,140
Net Realized Loss on Investments and Foreign Currency Transactions	(288,649)
Net Change in Unrealized Appreciation on Investments	412,803

Net Increase in Net Assets Resulting From Operations	143,294

Distributions(1)	–
Investor Shares	(1,436)
Institutional Shares	(11,389)
R6 Shares	(268)

Total Distributions	(13,093)

Capital Share Transactions (2) :
Investor Shares
Issued	1,605,106
Reinvestment of Other Distributions	1,436
Redeemed	(1,207,336)

Net Investor Shares Transactions	399,206

Institutional Shares
Issued	10,094,827
Reinvestment of Distributions	11,389
Redeemed	(37)

Net Institutional Shares Transactions	10,106,179

R6 Shares
Issued	250,090
Reinvestment of Distributions	268

Net R6 Shares Transactions	250,358

Net Increase in Net Assets From Capital Share Transactions	10,755,743

Total Increase in Net Assets	10,885,944

Net Assets:
Beginning of Period	–

End of Period	$10,885,944

*	The Fund commenced operations on September 28, 2018.
(1)	Current year presentation of distributions conforms with S-X Disclosure Simplification (See Note 10).
(2)	See Note 7 in Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
EMERGING MARKETS EQUITY FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year or Period

Investor Shares
	Six Months Ended January 31, 2019 (Unaudited)	Year Ended July 31, 2018	Period Ended July 31, 2017(1)
Net Asset Value, Beginning of Period	$12.43	$12.14	$10.00

Income from Investment Operations:
Net Investment Income*	0.01	0.07	0.12
Net Realized and Unrealized Gain (Loss)	(0.57)	0.24^	2.02

Total from Investment Operations	(0.56)	0.31	2.14

Dividends and Distributions:
Net Investment Income	(0.07)	(0.02)	–

Total Dividends and Distributions	(0.07)	(0.02)	—

Net Asset Value, End of Period	$11.80	$12.43	$12.14

Total Return†	(4.50)%	2.57%	21.40%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$10,607	$9,932	$2,123
Ratio of Expenses to Average Net Assets	1.29%††	1.26%	1.33%††
Ratio of Expenses to Average Net Assets (Excluding Waivers)	1.33%††	1.33%	1.95%††
Ratio of Net Investment Income to Average Net Assets	0.09%††	0.55%	1.83%††
Portfolio Turnover Rate	56%‡	94%	45%‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee during the period. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.
‡	Portfolio turnover is for the period indicated and has not been annualized.
^

The amount shown for a share outstanding throughout the period does not accord with the aggregate net loss on investments for that period because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.

(1)	The Fund commenced operations on December 28, 2016.
Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
EMERGING MARKETS EQUITY FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year or Period

Institutional Shares
	Six Months Ended January 31, 2019 (Unaudited)	Year Ended July 31, 2018	Period Ended July 31, 2017(1)
Net Asset Value, Beginning of Period	$12.47	$12.17	$10.00

Income from Investment Operations:
Net Investment Income*	0.02	0.10	0.14
Net Realized and Unrealized Gain (Loss)	(0.58)	0.23^	2.03

Total from Investment Operations	(0.56)	0.33	2.17

Dividends and Distributions:
Net Investment Income	(0.09)	(0.03)	–

Total Dividends and Distributions	(0.09)	(0.03)	—

Net Asset Value, End of Period	$11.82	$12.47	$12.17

Total Return†	(4.44)%	2.72%	21.70%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$1,070,484	$928,267	$201,233
Ratio of Expenses to Average Net Assets	1.06%††	1.08%	1.08%††
Ratio of Expenses to Average Net Assets (Excluding Waivers)	1.10%††	1.15%	1.69%††
Ratio of Net Investment Income to Average Net Assets	0.34%††	0.79%	2.08%††
Portfolio Turnover Rate	56%‡	94%	45%‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee during the period. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.
‡	Portfolio turnover is for the period indicated and has not been annualized.
^

The amount shown for a share outstanding throughout the period does not accord with the aggregate net loss on investments for that period because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.

(1)	The Fund commenced operations on December 28, 2016.
Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
EMERGING MARKETS EQUITY FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year or Period

R6 Shares
	Six Months Ended January 31, 2019 (Unaudited)	Year Ended July 31, 2018	Period Ended July 31, 2017(1)
Net Asset Value, Beginning of Period	$12.47	$12.17	$10.00

Income from Investment Operations:
Net Investment Income*	0.02	0.14	0.10
Net Realized and Unrealized Gain (Loss)	(0.58)	0.19^	2.07

Total from Investment Operations	(0.56)	0.33	2.17

Dividends and Distributions:
Net Investment Income	(0.09)	(0.03)	–

Total Dividends and Distributions	(0.09)	(0.03)	—

Net Asset Value, End of Period	$11.82	$12.47	$12.17

Total Return†	(4.44)%	2.72%	21.70%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$8,527	$5,575	$315
Ratio of Expenses to Average Net Assets	1.06%††	1.08%	1.08%††
Ratio of Expenses to Average Net Assets (Excluding Waivers)	1.10%††	1.15%	1.85%††
Ratio of Net Investment Income to Average Net Assets	0.35%††	1.06%	1.53%††
Portfolio Turnover Rate	56%‡	94%	45%‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee during the period. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

††	Annualized.
‡	Portfolio turnover is for the period indicated and has not been annualized.
^

The amount shown for a share outstanding throughout the period does not accord with the aggregate net loss on investments for that period because of the sales and repurchases of Fund shares in relation to fluctuating market value of the investments of the Fund.

(1)	The Fund commenced operations on December 28, 2016.
Amounts designated as “—” are either not applicable, $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
US SELECT QUALITY EQUITY FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year or Period

Investor Shares

Period Ended January 31, 2019(1)
Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:
Net Investment Income*	0.03
Net Realized and Unrealized Loss	(0.37)

Total from Investment Operations	(0.34)

Dividends and Distributions:
Net Investment Income	(0.01)

Total Dividends and Distributions	(0.01)

Net Asset Value, End of Period	$9.65

Total Return†	(3.41)%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$332
Ratio of Expenses to Average Net Assets	0.83%††
Ratio of Expenses to Average Net Assets (Excluding Waivers)	6.59%††
Ratio of Net Investment Income to Average Net Assets	0.86%††
Portfolio Turnover Rate	45%‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares

††	Annualized
‡	Portfolio turnover is for the period indicated and has not been annualized.
(1)	The Fund commenced operations on September 28, 2018.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
US SELECT QUALITY EQUITY FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year or Period

Institutional Shares

Period Ended January 31, 2019(1)
Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:
Net Investment Income*	0.03
Net Realized and Unrealized Loss	(0.36)

Total from Investment Operations	(0.33)

Dividends and Distributions:
Net Investment Income	(0.01)

Total Dividends and Distributions	(0.01)

Net Asset Value, End of Period	$9.66

Total Return†	(3.29)%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$10,312
Ratio of Expenses to Average Net Assets	0.59%††
Ratio of Expenses to Average Net Assets (Excluding Waivers)	5.34%††
Ratio of Net Investment Income to Average Net Assets	0.99%††
Portfolio Turnover Rate	45%‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares

††	Annualized
‡	Portfolio turnover is for the period indicated and has not been annualized.
(1)	The Fund commenced operations on September 28, 2018.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
US SELECT QUALITY EQUITY FUND

FINANCIAL HIGHLIGHTS
Selected Per Share Data & Ratios For a Share Outstanding Throughout the Year or Period
R6 Shares

Period Ended January 31, 2019(1)
Net Asset Value, Beginning of Period	$10.00

Income from Investment Operations:
Net Investment Income*	0.04
Net Realized and Unrealized Loss	(0.36)

Total from Investment Operations	(0.32)

Dividends and Distributions:
Net Investment Income	(0.01)

Total Dividends and Distributions	(0.01)

Net Asset Value, End of Period	$9.67

Total Return†	(3.19)%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$242
Ratio of Expenses to Average Net Assets	0.59%††
Ratio of Expenses to Average Net Assets (Excluding Waivers)	7.03%††
Ratio of Net Investment Income to Average Net Assets	1.14%††
Portfolio Turnover Rate	45%‡

*	Per share calculations were performed using average shares for the period.
†

Total return is for the period indicated and has not been annualized. Returns shown do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares

††	Annualized
‡	Portfolio turnover is for the period indicated and has not been annualized.
(1)	The Fund commenced operations on September 28, 2018.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
JANUARY 31, 2019 (Unaudited)

NOTES TO FINANCIAL STATEMENTS

1. Organization:

The Advisors’ Inner Circle Fund III (the “Trust”) is organized as a Delaware statutory trust under a Declaration of Trust dated December 4, 2013. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 21 funds. The financial statements herein are those of the GQG Partners Emerging Markets Equity Fund and GQG Partners US Select Quality Equity Fund (each a “Fund” and collectively, the “Funds”). The investment objective of each Fund is to seek long-term capital appreciation. Each of the Funds is classified as “non-diversified,” which means that it may invest a larger percentage of its assets in a smaller number of issuers than diversified funds. GQG Partners LLC serves as the Fund’s investment adviser (the “Adviser”). The Funds currently offer Investor Shares, Institutional Shares and R6 Shares. The GQG Partners Emerging Markets Equity Fund and GQG Partners US Select Quality Equity Fund commenced operations on December 28, 2016 and September 28, 2018, respectively. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements. The Funds are investment companies in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Funds follow the accounting and reporting guidance for investment companies.

Use of Estimates — The preparation of financial statements, in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on an exchange or market (foreign or domestic) on which they are traded or, if there is no such reported sale on the valuation date, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ official closing price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
JANUARY 31, 2019 (Unaudited)

price cannot be obtained from an independent, third-party pricing agent, the Funds seeks to obtain a bid price from at least one independent broker.

Securities for which market prices are not “readily available” are valued in accordance with “Fair Value Procedures” established by the Fund’s Board of Trustees (the “Board”). The Fund’s Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Funds calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates its net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the Adviser of the Funds becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates its net asset value, it may request that a Committee meeting be called.

The GQG Partners Emerging Markets Equity Fund uses MarkIt Fair Value (“MarkIt”) as a third party fair valuation vendor. MarkIt provides a fair value for foreign securities in the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by MarkIt in the event that there is a movement in the U.S. market that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund values its non-U.S. securities that exceed the applicable “confidence interval” based upon the fair values provided by MarkIt. In such event, it is not necessary to hold a Committee meeting. In the event

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
JANUARY 31, 2019 (Unaudited)

that the Adviser believes that the fair values provided by MarkIt are not reliable, the Adviser contacts SEI Investments Global Fund Services (the “Administrator”) and may request that a meeting of the Committee be held.

If a local market in which the Fund own securities is closed for one or more days, the Fund shall value all securities held in that corresponding currency based on the fair value prices provided by MarkIt using the predetermined confidence interval discussed above.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds has the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

For the period ended January 31, 2019, there have been no significant changes to the Funds’ fair valuation methodology.

Federal Income Taxes — It is the Funds’ intention to qualify as regulated investment companies for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
JANUARY 31, 2019 (Unaudited)

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current period. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., from commencement of operations, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the period ended January 31, 2019, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Funds did not incur any significant interest or penalties.

Foreign Taxes — The Funds may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The Funds accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. The GQG Partners Emerging Markets Equity Fund has accrued foreign tax in the amount of $1,147,574 presented on the Statement of Assets and Liabilities.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the sale of investment securities are based on the specific identification method. Dividend income and expense are recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date. Certain dividends from foreign securities will be recorded as soon as the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date.

Participation Notes (P-Notes) – To the extent consistent with its Investment Objective and Strategies, the GQG Partners Emerging Markets Equity Fund may acquire P-Notes issued by participating banks or broker dealers. P-Notes are participation interest notes that are designed to offer a return linked to a particular underlying equity, debt, currency or market. When purchasing a P-Note, the posting of margin is not required because the full cost of the P-Note (plus commission) is paid at the time of purchase. When the P-Note matures, the issuer will pay to, or receive from, the purchaser the difference between the nominal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. Investments in P-Notes involve the same risks associated with a direct investment in the underlying foreign companies of foreign securities markets that they seek to replicate.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
JANUARY 31, 2019 (Unaudited)

In addition, there can be no assurance that the trading price of P-Notes will equal the underlying value of the foreign companies or foreign securities markets that they seek to replicate. The holder of a participation note that is linked to a particular underlying security is entitled to receive any dividends paid in connection with an underlying security or instrument. However, the holder of a participation note does not receive voting rights as it would if it directly owned the underlying security or instrument. P-Notes are generally traded over-the- counter. P-Notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them and the counterparty. There is also counterparty risk associated with these investments because the Fund is relying on the creditworthiness of such counterparty and has no rights under a participation note against the issuer of the underlying security. In addition, the Fund will incur transaction costs as a result of investments in P-Notes.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statements of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent of the amounts actually received or paid.

Cash—Idle cash may be swept into various time deposit accounts and is classified as cash on the Statements of Assets and Liabilities. The Funds maintain cash in bank deposit accounts which, at times, may exceed United States federally insured limits. Amounts invested are available on the same business day.

Expenses — Most expenses of the Trust can be directly attributed to a particular fund. Expenses which cannot be directly attributed to a particular fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Classes—Class specific expenses are borne by that class of shares. Income, realized and unrealized gains (losses), and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Fund distributes substantially all of its net investment income annually. Any net realized capital gains are distributed annually. All distributions are recorded on ex-dividend date.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
JANUARY 31, 2019 (Unaudited)

Deferred Offering Costs— Offering costs, including costs of printing initial prospectus, legal and registration fees, are amortized over twelve-months from inception of the Funds. As of January 31, 2019, the GQG US Select Quality Equity Fund has $58,567 remaining to be amortized.

3. Transactions with Affiliates:

Certain officers of the Trust are also employees of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

The services provided by the (“CCO”) and his staff are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

4. Administration, Shareholder Servicing, Custodian and Transfer Agent Agreements:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides administration services to the Fund. For these services, the Administrator is paid an asset based fee, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the period ended January 31, 2019, GQG Partners Emerging Markets Equity Fund and GQG Partners US Select Quality Equity Fund were charged $377,983 and $28,644, respectively.

The Funds have adopted a Shareholder Servicing Plan (the “Plan”) that provides that the Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.25% based on the average daily net assets of the Funds’ Investor Shares. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders’ accounts and other shareholder services.

Brown Brothers Harriman & Co. acts as custodian (the “Custodian”) for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

5. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, GQG Partners LLC (“the Adviser”) provides investment advisory services to the GQG Partners Emerging Markets Equity Fund and GQG Partners US Select Quality Equity Fund, at a fee calculated at an annual rate of 0.90% and 0.50% of the Funds’ average daily net assets, respectively. The Adviser has

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
JANUARY 31, 2019 (Unaudited)

contractually agreed to reduce fees and reimburse expenses to the extent necessary to keep total annual fund operating expenses for the GQG Partners Emerging Markets Equity Fund and GQG Partners US Select Quality Equity Fund, after fee reductions and/or expense reimbursements (excluding any class specific expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and non-routine expenses (collectively, “excluded expenses”)) for Investor Shares, Institutional Shares and R6 Shares from exceeding 98 basis points and 59 basis points as set forth below until January 1, 2020 and November 30, 2019 (the “Contractual Expense Limit”), respectively. The Adviser may recover all or a portion of its fee reductions or expense reimbursements with respect to a Fund, within a three-year period from the year in which it reduced its fee or reimbursed expenses if the Fund’s total annual fund operating expenses are below the Contractual Expense Limit. This agreement may be terminated with respect to the Fund by the Board for any reason at any time, or by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on January 1, 2020 or November 30, 2019, as applicable. As of January 31, 2019, the fees which were previously waived by the Adviser which may be subject to possible future reimbursement for the GQG Partners Emerging Markets Equity Fund, to the Adviser were $263,081 expiring in 2020 and $430,982 expiring in 2021.

6. Investment Transactions:

For the period ended January 31, 2019, the GQG Partners Emerging Markets Equity Fund made purchases of $659,972,985 and sales of $511,753,771 in investment securities other than long-term U.S. Government and short-term securities.

From September 28, 2018 (commencement of operations) to the period ended January 31, 2019, the GQG Partners US Select Quality Equity Fund made purchases of $13,611,142 and sales of $3,168,408 in investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
JANUARY 31, 2019 (Unaudited)

7. Share Transactions:

	Six Months Ended January 31, 2019 (Unaudited)	Year Ended July 31, 2018
GQG Partners Emerging Markets Equity Fund
Investor Shares
Issued	372,215	936,395
Reinvestment of Distributions	4,614	848
Redeemed	(276,888)	(312,895)

Total Investor Shares Transactions	99,941	624,348

Institutional Shares
Issued	44,105,008	62,400,044
Reinvestment of Distributions	451,114	37,529
Redeemed	(28,467,504)	(4,524,183)

Total Institutional Shares Transactions	16,088,618	57,913,390

R6 Shares
Issued	332,980	474,022
Reinvestment of Distributions	4,301	77
Redeemed	(63,151)	(52,749)

Total R6 Shares Transactions	274,130	421,350

Net Increase in Shares Outstanding From Share Transactions	16,462,689	58,959,088

	Six Months Ended January 31, 2019* (Unaudited)
GQG Partners US Select Quality Equity Fund
Investor Shares
Issued	170,320
Reinvestment of Distributions	158
Redeemed	(136,105)

Total Investor Shares Transactions	34,373

Institutional Shares
Issued	1,065,742
Reinvestment of Distributions	1,252
Redeemed	(4)

Total Institutional Shares Transactions	1,066,990

R6 Shares
Issued	25,010

Total R6 Shares Transactions	25,010

Net Increase in Shares Outstanding From Share Transactions	1,126,373

*	The Fund commenced operations on September 28, 2018

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
JANUARY 31, 2019 (Unaudited)

8. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

The tax character of dividends and distributions paid during the fiscal year ended July 31, 2018 and period ended July 31, 2017 were as follows:

Ordinary Income
Emerging Markets Equity Fund
2018	$1,227,603
2017	–

As of July 31, 2018, the components of Accumulated Losses on a tax basis were as follows:

Emerging Markets Equity Fund
Undistributed Ordinary Income	$7,624,814
Short-Term Capital Loss Carryforwards	(39,838,990)
Unrealized Appreciation	15,609,891

Total Accumulated Losses	$(16,604,285)

For Federal income tax purposes, capital losses may be carried forward and applied against future capital gains. Net capital losses earned may be carried forward indefinitely and must retain the character of the original loss. The Fund has $39,838,990 of short-term capital loss carryforwards as of July 31, 2018.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
JANUARY 31, 2019 (Unaudited)

For Federal income tax purposes the difference between Federal tax cost and book cost primarily relates to wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years and passive foreign investment companies. The Federal tax cost and aggregate gross unrealized appreciation and depreciation for the investments (including foreign currency and derivatives, if applicable) held by the Fund at January 31, 2019, were as follows:

Emerging Markets Equity Fund

	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
Emerging Markets Equity Fund	$962,800,297	$80,345,107	$(14,734,108)	$65,610,999

9. Concentration of Risks:

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency. The principal risk factors affecting shareholders’ investments in the Fund are set forth below.

Active Management Risk (GQG Partners Emerging Markets Equity Fund and GQG Partners US Select Quality Equity Fund) – The Funds are subject to the risk that the Adviser’s judgments about the attractiveness, value, or potential appreciation of the Funds’ investments may prove to be incorrect. If the investments selected and strategies employed by a Fund fail to produce the intended results, the Fund could underperform in comparison to other funds with similar objectives and investment strategies.

Depositary Receipts Risk (GQG Partners Emerging Markets Equity Fund and GQG Partners US Select Quality Equity Fund) – ADRs are typically trust receipts issued by a U.S. bank or trust company that evidence an indirect interest in underlying securities issued by a foreign entity. GDRs, EDRs, and other types of depositary receipts are typically issued by non-U.S. banks or financial institutions to evidence an interest in underlying securities issued by either a U.S. or a non-U.S. entity. Investments in non-U.S. issuers through ADRs, GDRs, EDRs, and other types of depositary receipts generally involve risks applicable to other types of investments in non-U.S. issuers. Investments in depositary receipts may be less liquid and more volatile than the underlying securities in their primary trading market. If a depositary receipt is denominated in a different currency than its underlying securities, a Fund will be subject to the currency risk of both the investment in the depositary receipt and the underlying security. The values of depositary receipts may decline for a number of reasons relating to the issuers or sponsors of the depositary receipts, including, but not limited to, insolvency of the issuer or sponsor. Holders of depositary receipts may have limited or no rights to take

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
JANUARY 31, 2019 (Unaudited)

action with respect to the underlying securities or to compel the issuer of the receipts to take action. The prices of depositary receipts may differ from the prices of securities upon which they are based.

The Funds may invest in unsponsored depositary receipts, which are issued by one or more depositaries without a formal agreement with the company that issues the underlying securities. Holders of unsponsored depositary receipts generally bear all the costs thereof, and the depositaries of unsponsored depositary receipts frequently are under no obligation to distribute shareholder communications received from the issuers of the underlying securities or to pass through voting rights with respect to the underlying securities. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information to the market and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts.

Equity Risk (GQG Partners Emerging Markets Equity Fund and GQG Partners US Select Quality Equity Fund) – Equity securities include common stocks, depositary receipts, and P-Notes. Common stock represents an equity or ownership interest in an issuer. Depositary receipts are described above and P-Notes are described below. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a mutual fund invests will cause the fund’s net asset value (“NAV”) to fluctuate. An investment in a portfolio of equity securities may be more suitable for long-term investors who can bear the risk of these share price fluctuations.

Foreign Currency Risk (GQG Partners Emerging Markets Equity Fund and GQG Partners US Select Quality Equity Fund) – Because non-U.S. securities are usually denominated in currencies other than the dollar, the value of a Fund’s portfolio may be influenced by currency exchange rates and exchange control regulations. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Foreign Securities/Emerging Markets Risk (GQG Partners Emerging Markets Equity Fund and GQG Partners US Select Quality Equity Fund) – Investments in securities of foreign companies (including direct investments as well as investments through depositary receipts or P-Notes) can be more volatile than investments in U.S. companies. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign companies. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Financial statements of foreign issuers are

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
JANUARY 31, 2019 (Unaudited)

governed by different accounting, auditing, and financial reporting standards than the financial statements of U.S. issuers and may be less transparent and uniform than in the United States. Thus, there may be less information publicly available about foreign issuers than about most U.S. issuers. Transaction costs are generally higher than those in the United States and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising a Fund’s portfolio. These risks may be heightened with respect to emerging market countries since political turmoil and rapid changes in economic conditions are more likely to occur in these countries.

Geographic Focus Risk (GQG Partners Emerging Markets Equity Fund) – To the extent that it focuses its investments in a particular country or geographic region, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Investing in the United States Risk (GQG Partners US Select Quality Equity Fund) – A decrease in imports or exports, changes in trade regulations and/or an economic recession in the U.S. may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the U.S. are changing many aspects of financial and other regulation and may have a significant effect on the U.S. markets generally, as well as on the value of certain securities. In addition, a continued rise in the U.S. public debt level or U.S. austerity measures may adversely affect U.S. economic growth and the securities in which the Fund invests.

The U.S. has developed increasingly strained relations with a number of foreign countries, including traditional allies, such as major European Union countries, the U.K., Canada and Mexico, and historical adversaries, such as North Korea, Iran, China and Russia. If these relations were to worsen, it could adversely affect U.S. issuers as well as non-U.S. issuers that rely on the U.S. for trade. The U.S. has also experienced increased internal unrest and discord. If this trend were to continue, it may have an adverse impact on the U.S. economy and the issuers in which the Fund invests.

Investment Style Risk (GQG Partners Emerging Markets Equity Fund and GQG Partners US Select Quality Equity Fund) – Each Fund pursues a “growth style” of investing, meaning that the Fund invests in equity securities of companies that the Adviser believes will have above-average rates of relative earnings growth and which, therefore, may experience above-average increases in stock prices. Over time, a relative growth investing style may go in and out of favor, causing a Fund to sometimes underperform other equity funds that use differing investing styles.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
JANUARY 31, 2019 (Unaudited)

IPO Risk (GQG Partners Emerging Markets Equity Fund and GQG Partners US Select Quality Equity Fund) – The Funds may invest in IPOs. An IPO is a company’s first offering of stock to the public. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about a company’s business model, quality of management, earnings growth potential and other criteria used to evaluate its investment prospects. Accordingly, investments in IPO shares involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. Investments in IPO shares may also involve high transaction costs, and are subject to market risk and liquidity risk, which are described below.

When a Fund’s asset base is small, a significant portion of the Fund’s performance could be attributable to investments in IPOs, because such investments would have a magnified impact on the Fund. As the Fund’s assets grow, the effect of the Fund’s investments in IPOs on the Fund’s performance probably will decline, which could reduce the Fund’s performance. Because of the price volatility of IPO shares, a Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, a Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that a Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for a Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

Large Capitalization Company Risk (GQG Partners Emerging Markets Equity Fund and GQG Partners US Select Quality Equity Fund) – The large capitalization companies in which a Fund may invest may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

Large Purchase and Redemption Risk (GQG Partners Emerging Markets Equity Fund and GQG Partners US Select Quality Equity Fund) – Large purchases or redemptions of a Fund’s shares may affect the Fund, since the Fund may be required to sell portfolio securities if it experiences redemptions, and the Fund will need to invest additional cash that it receives. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management to the extent that a Fund may be required to sell securities or invest cash at times when it would not otherwise do so. These transactions could also have tax consequences if sales of securities result in gains, and could also increase transaction costs or portfolio turnover. In addition, a large redemption could result in a Fund’s expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
JANUARY 31, 2019 (Unaudited)

Liquidity Risk (GQG Partners Emerging Markets Equity Fund and GQG Partners US Select Quality Equity Fund) – Certain securities may be difficult or impossible to sell at the time and the price that a Fund would like. A Fund may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on Fund management or performance.

Market Risk (GQG Partners Emerging Markets Equity Fund and GQG Partners US Select Quality Equity Fund) – The value of the securities in which the Funds invest may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world. Price changes may be temporary or last for extended periods. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. In addition, governmental and quasi-governmental organizations have taken a number of unprecedented actions designed to support the markets. Such conditions, events and actions may result in greater market risk.

New Fund Risk (GQG Partners US Select Quality Equity Fund) – Because the Fund is new, investors in the Fund bear the risk that the Fund may not be successful in implementing its investment strategy, may not employ a successful investment strategy, or may fail to attract sufficient assets under management to realize economies of scale, any of which could result in the Fund being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Such liquidation could have negative tax consequences for shareholders and will cause shareholders to incur expenses of liquidation.

Non-Diversification Risk (GQG Partners Emerging Markets Equity Fund and GQG Partners US Select Quality Equity Fund) – Each Fund is classified as “non-diversified,” which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent that a Fund invests its assets in a smaller number of issuers, the Fund will be more susceptible to negative events affecting those issuers than a diversified fund.

Participation Notes Risk (GQG Partners Emerging Markets Equity Fund and GQG Partners US Select Quality Equity Fund) – P-Notes are derivatives that are generally traded over-the-counter and constitute general unsecured contractual obligations of the banks and broker-dealers that issue them. Generally, these banks and broker-dealers buy securities listed on certain foreign exchanges and then issue P-Notes which are designed to replicate the performance of certain issuers and markets. The performance results of P-Notes will not correlate exactly to the performance of the issuers or markets that they seek to replicate due to transaction costs and other expenses. The holder of a P-Note typically does not receive voting or other rights as it would if it directly owned the underlying security, but is subject to the same risks of investing directly in the underlying security.

Small- and Mid-Capitalization Company Risk (GQG Partners Emerging Markets Equity Fund and GQG Partners US Select Quality Equity Fund) – The small- and mid-capitalization

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
JANUARY 31, 2019 (Unaudited)

companies in which a Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Stock Connect Investing Risk (GQG Partners Emerging Markets Equity Fund) – Trading through Stock Connect is subject to a number of restrictions that may affect the Fund’s investments and returns, including a daily quota that limits the maximum net purchases under Stock Connect each day. In addition, investments made through Stock Connect are subject to relatively untested trading, clearance and settlement procedures. Moreover, A Shares purchased through Stock Connect generally may only be sold or otherwise transferred through Stock Connect. The Fund’s investments in A Shares purchased through Stock Connect are generally subject to Chinese securities regulations and listing rules. While overseas investors currently are exempt from paying capital gains or value added taxes on income and gains from investments in A Shares purchased through Stock Connect, these tax rules could be changed, which could result in unexpected tax liabilities for the Fund. Stock Connect operates only on days when both the China and Hong Kong markets are open for trading and when banks in both markets are open on the corresponding settlement days. Therefore, the Fund may be subject to the risk of price fluctuations of A Shares during the time when Stock Connect is not trading. Because of the way in which A shares are held in Stock Connect, the Fund may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security, and may suffer losses in the event the depository of the Shanghai Stock Exchange or Shenzhen Stock Exchange becomes insolvent. Stock Connect is a relatively new program. Further developments are likely and there can be no assurance as to the program’s continued existence or whether future developments regarding the program may restrict or adversely affect the Fund’s investments or returns. In addition, the application and interpretation of the laws and regulations of Hong Kong and China, and the rules, policies or guidelines published or applied by relevant regulators and exchanges in respect of Stock Connect are uncertain, and they may have a detrimental effect on the Fund’s investments and returns.

U.S. Treasury Securities Risk (GQG Partners US Select Quality Equity Fund) – A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
JANUARY 31, 2019 (Unaudited)

10. Other:

At January 31, 2019, the percentage of total shares outstanding held by shareholders for the Fund, which are comprised of individual shareholders and omnibus accounts that are held on behalf of various individual shareholders, each owning 10% or greater of the aggregate shares outstanding, was as follows:

Emerging Markets Equity Fund	No. of Shareholders	% Ownership
Investor Shares	4	84%
Institutional Shares	3	54%
R6 Shares	4	82%

US Select Quality Equity Fund	No. of Shareholders	% Ownership
Investor Shares	2	100%
Institutional Shares	2	99%
R6 Shares	1	100%

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claim is considered remote.

11. Regulatory Matters

On August 17, 2018, the SEC adopted amendments to Regulation S-X. These changes are effective for periods after November 5, 2018. The updates to Registered Investment Companies were mainly focused on simplifying the presentation of distributable earnings by eliminating the need to present the components of distributable earnings on a book basis in the Statement of Assets & Liabilities. The update also impacted the presentation of undistributed net investment income and distribution to shareholders on the Statement of Changes in Net Assets. The amounts presented in the current Statement of Changes in Net Assets represent the aggregated total distributions of net investment income and realized capital gains, except for distributions classified as return of capital which are still presented separately.

12. New Accounting Pronouncements:

In August 2018, The FASB issued Accounting Standards Update 2018-13, Fair Value Measurement (Topic 820). The new guidance includes additions and modifications to disclosures requirements for fair value measurements. For public entities, the amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. At this time, management is currently evaluating the impact of this new guidance on the financial statements and disclosures.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
JANUARY 31, 2019 (Unaudited)

13. Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements as of January 31, 2019.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
JANUARY 31, 2019 (Unaudited)

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for Fund management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from the mutual fund’s gross income and directly reduce your final investment return. These expenses are expressed as a percentage of the mutual fund’s average net assets; this percentage is known as the mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (August 1, 2018 to January 31, 2019).

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expense Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS
JANUARY 31, 2019 (Unaudited)

Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

Emerging Markets Equity Fund

	Beginning Account Value 8/01/18	Ending Account Value 1/31/19	Annualized Expense Ratios	Expenses Paid During Period*
Investor Shares
Actual Portfolio Return	$1,000.00	$955.00	1.29%	$6.36
Hypothetical 5% Return	1,000.00	1,018.70	1.29	6.56

Institutional Shares
Actual Portfolio Return	$1,000.00	$955.60	1.06%	$5.22
Hypothetical 5% Return	1,000.00	1,019.90	1.06	5.40

R6 Shares
Actual Portfolio Return	$1,000.00	$955.60	1.06%	$5.22
Hypothetical 5% Return	1,000.00	1,019.90	1.06	5.40

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the period from inception to period end).

US Select Quality Equity Fund

	Beginning Account Value 9/28/18	Ending Account Value 1/31/19	Annualized Expense Ratios	Expenses Paid During Period
R6 Shares
Actual Portfolio Return	$1,000.00	$968.10	0.59%	$2.00	*
Hypothetical 5% Return	1,000.00	1,022.23	0.59	3.01	^

Institutional Shares
Actual Portfolio Return	$1,000.00	$967.10	0.59%	$2.00	*
Hypothetical 5% Return	1,000.00	1,022.3	0.59	3.01	^

Investor Shares
Actual Portfolio Return	$1,000.00	$965.90	0.83%	$2.82	*
Hypothetical 5% Return	1,000.00	1,021.02	0.83	4.23	^

*

Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 126/365 (to reflect the period since inception September 28, 2018, to the period ended January 31, 2019).

^	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS

Board Considerations in Renewing the GQG Partners Emerging Markets Equity Fund’s Advisory Agreement (Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be renewed at least annually after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund III (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on December 6, 2018 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Fund met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fee paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark index.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Fund, including both direct and

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS

indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Fund.

The Trustees also considered other services provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Fund and the Adviser

The Board was provided with regular reports regarding the Fund’s performance over various time periods. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark index and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Fund’s performance was satisfactory, or, where the Fund’s performance was materially below its benchmark and/or peer group, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Fund. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS

expense ratios and advisory fee to those paid by a peer group of mutual funds as classified by Lipper. The Trustees reviewed the management fees charged by the Adviser to other clients with comparable mandates. The Trustees considered any differences in management fees and took into account the respective demands, resources and complexity associated with the Fund and other client accounts as well as the extensive regulatory, compliance and tax regimes to which the Fund is subject. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, including both direct benefits and indirect benefits, such as research and brokerage services received, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Fund were not unreasonable. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to continue its expense limitation and fee waiver arrangement with the Fund.

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS

Board Considerations in Approving the GQG Partners US Select Quality Equity Fund’s Advisory Agreement (Unaudited)

Pursuant to Section 15 of the 1940 Act, the Fund’s advisory agreement (the “Agreement”) must be approved: (i) by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the members of the Board who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such approval.

A Board meeting was held on September 13, 2018 to decide whether to approve the Agreement for an initial two-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the meeting, to help them decide whether to approve the Agreement for an initial two-year term.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the services to be provided by the Adviser; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s proposed advisory fee to be paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (vii) the Adviser’s policies on and compliance procedures for personal securities transactions; (viii) the Adviser’s investment experience; (ix) the Adviser’s rationale for introducing the Fund as well as the Fund’s proposed objective and strategy; and (x) the Adviser’s performance in managing similar accounts.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive session outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, approved the Agreement. In considering the approval of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services to be provided by the Adviser; and (ii) the fees to be paid to the Adviser, as discussed in further detail below.

Nature, Extent and Quality of Services to be Provided by the Adviser

In considering the nature, extent and quality of the services to be provided by the Adviser, the Board reviewed the portfolio management services to be provided by the Adviser to the Fund, including the quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the proposed Agreement. The Trustees also reviewed the Adviser’s proposed investment and risk

THE ADVISORS’ INNER CIRCLE FUND III	GQG PARTNERS

management approaches for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was available to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services to be provided by the Adviser to the Fund.

The Trustees also considered other services to be provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services to be provided to the Fund by the Adviser would be satisfactory.

Costs of Advisory Services

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the proposed advisory fee to be paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fees to those paid by a peer group of mutual funds as classified by Lipper, an independent provider of investment company data. The Trustees reviewed pro forma fee and expense information. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services expected to be rendered by the Adviser. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to enter into an expense limitation and fee waiver arrangement with the Fund.

Investment Performance, Profitability and Economies of Scale

Because the Fund was new and had not commenced operations, it did not yet have an investment performance record and it was not possible to determine the profitability that the Adviser might achieve with respect to the Fund or the extent to which economies of scale would be realized by the Adviser as the assets of the Fund grow. Accordingly, the Trustees did not make any conclusions regarding the Fund’s investment performance, the Adviser’s profitability, or the extent to which economies of scale would be realized by the Adviser as the assets of the Fund grow, but will do so during future considerations of the Agreement.

Approval of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees to be paid thereunder, were fair and reasonable and agreed to approve the Agreement for an initial term of two years. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

GQG Partners Emerging Markets Equity Fund

GQG Partners US Select Quality Equity Fund

P.O. Box 219009

Kansas City, MO 64121-9009

1-866-362-8333

Investment Adviser:

GQG Partners LLC

450 East Las Olas Boulevard, Suite 750

Fort Lauderdale, Florida 33301

Administrator:

SEI Investments Global Funds Services

One Freedom Valley Drive

Oaks, PA 19456

Distributor:

SEI Investments Distribution Co.

One Freedom Valley Drive

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1701 Market Street

Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus for the Fund described.

GQG-SA-001-0300

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies. Effective for closed-end management investment companies for fiscal-years-ending on or after December 31, 2005.

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures, as defined in Rule 30a-3(c) under the Act (17 CFR § 270.30a-3(c)), as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR § 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act, as amended (17 CFR § 270.30a-15(b) or § 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR § 270.3a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Items 13.	Exhibits.

(a)(1) A copy of the Registrant’s Code of Ethics, as required by Item 2 of this Form, accompanies this filing as an exhibit.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant, as required by Rule 30a-2(a) under the Act (17 CFR § 270.30a-2(a)), is filed herewith.

(b) Officer certifications, as required by Rule 30a-2(b) under the Act (17 CFR § 270.30a-2(b)), also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund III

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: April 10, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael Beattie
Michael Beattie, President

Date: April 10, 2019

By (Signature and Title)*	/s/ Stephen Connors
Stephen Connors, Treasurer, Controller, and CFO

Date: April 10, 2019

*	Print the name and title of each signing officer under his or her signature.